UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

CBRE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32205	94-3391143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 North Pearl Street Suite 300 Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

(214) 979-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2026, CBRE Services, Inc. (“Services”), a Delaware corporation and wholly-owned subsidiary of the Company, completed its previously announced offering of $500,000,000 aggregate principal amount of 5.650% Senior Notes due 2032 (the “2032 Notes”) and $500,000,000 aggregate principal amount of 5.900% Senior Notes due 2037 (the “2037 Notes” and, together with the 2032 Notes, the “Notes”).

Each series of Notes is guaranteed on a full and unconditional basis by the Company. Each series of Notes is governed by an Indenture, dated as of March 14, 2013 (the “Base Indenture”), among Services, the Company, certain of Services’ subsidiaries and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Fourteenth Supplemental Indenture entered into among Services, the Company and the Trustee on November 5, 2026 relating to the 2032 Notes (the “Fourteenth Supplemental Indenture”) and the Fifteenth Supplemental Indenture entered into among Services, the Company and the Trustee on November 5, 2026 relating to the 2037 Notes (the “Fifteenth Supplemental Indenture” and, together with the Base Indenture and the Fourteenth Supplemental Indenture, the “Indenture”).

The Notes were sold pursuant to an underwriting agreement, dated as of October 27, 2026, among Services, the Company and Wells Fargo Securities, LLC, BofA Securities, Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC on behalf of the several underwriters listed in Schedule A thereto. The Company intends to use the net proceeds from this offering for general corporate purposes, including but not limited to the repayment of borrowings under its commercial paper program, and to fund the pending acquisition of Onnec Group Limited. The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-276141) filed with the Securities and Exchange Commission (the “SEC”), as supplemented by the prospectus supplement, dated October 27, 2026.

The 2032 Notes will mature on January 15, 2032 and bear interest at a rate of 5.650% per annum, payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2027. The 2037 Notes will mature on January 15, 2037 and bear interest at a rate of 5.900% per annum, payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2027.

As of November 5, 2026 (the “Issue Date”), each series of Notes is fully and unconditionally guaranteed on a senior unsecured basis by the Company. After the Issue Date, certain of the Services’ subsidiaries will be required to fully and unconditionally guarantee the Notes on a senior unsecured basis if such subsidiaries guarantee other of Services’ indebtedness above a specified amount. The guarantees by each guarantor of the Notes will rank equal in right of payment with all existing and future senior indebtedness of such guarantor.

The Notes are senior unsecured obligations of Services. The Notes rank equal in right of payment with Services’ existing and future senior indebtedness and senior in right of payment to any of Services’ future subordinated indebtedness. The Notes and related guarantees will be effectively subordinated to all of Services’ and such guarantors’ secured debt (if any) to the extent of the value of the assets securing such debt.

The Indenture governing each series of Notes contains covenants that limit Services’ ability and the ability of certain of Services’ subsidiaries to (i) create certain liens, (ii) enter into sale/leaseback transactions and (iii) enter into mergers or consolidations. These covenants are subject to a number of important qualifications and exceptions contained in the Indenture.

Events of default under the Indenture governing each series of Notes include, among others, the following (subject in certain cases to grace and cure periods): nonpayment, breach of covenants in the Indenture, default of payment of principal at final maturity and cessation of the guarantees.

The foregoing description is not complete and is qualified in its entirety by reference to the complete text of the Base Indenture, attached as Exhibit 4.1 hereto, the Fourteenth Supplemental Indenture, attached as Exhibit 4.2 hereto and the Fifteenth Supplemental Indenture, attached as Exhibit 4.3 hereto.

The underwriters and their affiliates have in the past provided and from time to time in the future may provide the Company and its affiliates with certain commercial banking, financial advisory, investment banking and other services in the ordinary course of business, for which they have received and may receive customary payments of interest, fees and commissions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

4.1

Indenture, dated as of March 14, 2013, among CBRE Group, Inc., CBRE Services, Inc., certain subsidiaries of CBRE Services, Inc. named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference from Exhibit 4.4(a) to the Form 10-Q filed by CBRE Group, Inc. on May 10, 2013 (File No. 001-32205)).

4.2

Fourteenth Supplemental Indenture, dated as of November 5, 2026 relating to the 5.650% Senior Notes due 2032, among CBRE Group, Inc., CBRE Services, Inc. and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee, including the Form of 5.650% Senior Notes due 2032.

4.3

Fifteenth Supplemental Indenture, dated as of November 5, 2026 relating to the 5.900% Senior Notes due 2037, among CBRE Group, Inc., CBRE Services, Inc. and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee, including the Form of 5.900% Senior Notes due 2037

5.1	Legal Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the use of proceeds from the offering of the Notes and future transactions between the Company and its affiliates and the underwriters and their respective affiliates. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the Company’s filings with the SEC. Any forward-looking statements speak only as of the date of this current report and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to its SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2026	CBRE GROUP, INC.

	By:	/s/ EMMA E. GIAMARTINO
Emma E. Giamartino
Chief Financial Officer and Chief Investment Officer